                                                                    EXHIBIT 99.1

[SPARTECH
LOGO]


COMPANY CONTACTS:
George A. Abd                               Randy C. Martin
President and                               Executive Vice President and
Chief Executive Officer                     Chief Financial Officer
(314) 721-4242                              (314) 721-4242

FOR IMMEDIATE RELEASE
THURSDAY, JANUARY 12, 2006


                   SPARTECH CORPORATION REVISES FOURTH QUARTER
             FISCAL 2005 EARNINGS AND AFFIRMS PREVIOUS 2006 GUIDANCE

                             -----------------------


ST. LOUIS, JANUARY 12, 2006 -- Spartech Corporation (NYSE:SEH) announced today that it was revising its net earnings for its fourth quarter ended October 29, 2005 downward from $6.1 million previously announced to $5.2 million. As a result, the fourth quarter 2005 diluted earnings per share are revised from $0.19 to $0.16.

This revision to the fourth quarter 2005 earnings is related to a pre-tax adjustment of $1.5 million to increase the accrual for freight expenses as of the end of fiscal 2005. An adjustment was necessary to reflect unrecorded freight charges which resulted from unexpected delays in freight billings not yet identified at the time of our December 15, 2005 earnings release. The extended delay in freight bills was largely related to the disruption at many of our freight carriers and bill processors due to the impact of hurricanes Katrina and Rita which occurred shortly before our year end. Subsequent analyses of our freight accrual, in addition to the freight bills received after the press release, identified the need to record the additional expense.

We are reiterating our guidance for fiscal 2006 of $1.23 to $1.33 per diluted share for the full year. The first quarter of 2006 guidance is reaffirmed at $.17 to $.22 per diluted share compared to $0.09 per diluted share in the first quarter of 2005. This guidance does not include the impact of the adoption of FAS 123R on expensing of stock options which we estimate will amount in an expense of $0.05 per share in the full year and $0.01-0.02 in the first quarter.

Selected financial statement information reflecting the adjustment noted above is included with this release, including the GAAP to Non-GAAP reconciliations of operating earnings, net earnings, and earnings per share. Full financial statements and footnotes for fiscal year 2005 are available in our Annual Report on Form 10-K filed today.

                                  * * * * * * *

Spartech Corporation is a leading producer of engineered thermoplastic sheet materials, polymeric compounds and concentrates, and engineered product solutions. The Company has facilities located throughout the United States, Canada, Mexico, and Europe with sales of approximately $1.4 billion, annually.

SPARTECH CORPORATION
FOURTH QUARTER 2005 REVISED EARNINGS
ADD 1


NON-GAAP MEASURES
We believe that operating earnings, net earnings, and earnings per share excluding special items, which are non-GAAP measurements, are meaningful to investors because they provide a view of the Company with respect to ongoing operating results. Special items (restructuring & exit costs, fixed asset charges, impairment of goodwill, elimination of the corporate plane, the former CEO retirement, and the tax valuation allowance) represent significant charges that are important to an understanding of the Company's overall operating results in the periods presented. Such non-GAAP measurements are not recognized in accordance with generally accepted accounting principles (GAAP) and should not be viewed as an alternative to GAAP measures of performance. A reconciliation of GAAP measurements to non-GAAP can be found at the end of this release.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS
This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to future events and expectations and include those containing such words as "expects," "will," and similar expressions. Forward-looking statements are based on management's current expectations and include known and unknown risks, uncertainties and other factors, many of which management is unable to predict or control, that may cause actual results, performance or achievements to differ materially from those expressed or implied in the forward-looking statements.

Important factors that could cause actual results to differ materially from those in the forward-looking statements include: (a) adverse changes in economic or industry conditions generally, including global supply and demand conditions and prices for products of the types we produce including the impact of rising interest rates on the markets we serve; (b) material adverse changes in demand from the markets we serve, including the transportation, packaging, building and construction, recreation and leisure, and other markets, some of which tend to be cyclical; (c) our inability to achieve the level of cost savings, productivity improvements, synergies, growth or other benefits anticipated from acquired businesses and their integration; (d) volatility of prices and availability of supply of energy and of the raw materials that are critical to the manufacture of our products, particularly plastic resins derived from oil and natural gas including future effects of the natural disasters that have caused price increases and supply problems in plastic resins; (e) our inability to manage or pass through an adequate level of increases in the cost of freight, utilities, or other conversion costs; (f) our inability to predict accurately the costs to be incurred or savings to be achieved in connection with announced production plant restructurings; (g) adverse findings in significant legal or environmental proceedings or our inability to comply with applicable environmental laws and regulations; (h) adverse developments with work stoppages or labor disruptions in the automotive industry, (i) our inability to achieve operational efficiency goals or cost reduction initiatives; (j) our inability to develop and launch new products successfully; (k) restrictions imposed on us by instruments governing our indebtedness, and the possible inability to comply with requirements of those instruments; (l) weaknesses in internal controls; and
(m) other risk factors summarized in reports we file with the Securities and Exchange Commission. We assume no duty to update our forward-looking statements.



                                -TABLE TO FOLLOW-

SPARTECH CORPORATION
FOURTH QUARTER 2005 REVISED EARNINGS
ADD 2


                      SPARTECH CORPORATION AND SUBSIDIARIES
                 CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
         (Unaudited and dollars in thousands, except per share amounts)

                                                                  QUARTER ENDED                            YEAR ENDED
                                                         -------------------------------          ------------------------------
                                                           OCT 29,              OCT 30,             OCT 29,             OCT 30,
                                                            2005                 2004                2005                2004
                                                         ----------           ----------          ----------          ----------
NET SALES                                                $  366,018           $  304,636          $1,396,860          $1,121,725
                                                         ----------           ----------          ----------          ----------
Costs and Expenses
  Cost of sales                                             326,295              267,966           1,244,276             966,963
  Selling and administrative                                 17,973               14,539              70,712              58,898
  Restructuring & Exit Costs                                 (2,170)                  --              10,088                  --
  Former CEO Retirement                                          --                   --               3,645                  --
  Fixed Asset Charge                                             72                  223              10,664                 223
  Impairment of Goodwill                                      4,468                   --               4,468                  --
  Amortization of intangibles                                 1,003                  890               4,939               2,840
                                                         ----------           ----------          ----------          ----------
                                                            347,641              283,618           1,348,792           1,028,924
                                                         ----------           ----------          ----------          ----------

OPERATING EARNINGS                                           18,377               21,018              48,068              92,801
  Interest                                                    5,981                6,950              25,195              25,436
                                                         ----------           ----------          ----------          ----------

EARNINGS BEFORE INCOME TAXES                                 12,396               14,068              22,873              67,365
  Income Taxes                                                7,232                4,942              10,682              25,302
                                                         ----------           ----------          ----------          ----------

NET EARNINGS                                             $    5,164           $    9,126          $   12,191          $   42,063
                                                         ==========           ==========          ==========          ==========

NET EARNINGS PER COMMON SHARE:

  Basic                                                  $      .16           $      .28          $      .38          $     1.34
                                                         ==========           ==========          ==========          ==========
  Diluted                                                $      .16           $      .28          $      .38          $     1.32
                                                         ==========           ==========          ==========          ==========

DIVIDENDS PER COMMON SHARE                               $      .12           $      .11          $      .48          $      .44
                                                         ==========           ==========          ==========          ==========



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SPARTECH CORPORATION
FOURTH QUARTER 2005 REVISED EARNINGS
ADD 3


                      SPARTECH CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED CONDENSED BALANCE SHEET
                             (Dollars in thousands)

                                     ASSETS

                                                                                 OCT. 29, 2005
                                                                                  (UNAUDITED)        OCT. 30, 2004
                                                                                 -------------       -------------
CURRENT ASSETS
  Cash and equivalents                                                             $    4,601          $   41,272
  Receivables, net                                                                    213,996             188,427
  Inventories                                                                         119,401             142,035
  Prepaids and other                                                                   16,970              20,718
                                                                                   ----------          ----------
    TOTAL CURRENT ASSETS                                                              354,968             392,452

PROPERTY, PLANT AND EQUIPMENT, NET                                                    307,386             330,745
GOODWILL                                                                              352,405             361,957
OTHER INTANGIBLE ASSETS, NET                                                           40,710              43,967
OTHER ASSETS                                                                           18,926              12,811
                                                                                   ----------          ----------
      TOTAL ASSETS                                                                 $1,074,395          $1,141,932
                                                                                   ==========          ==========


                      LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
  Current maturities of long-term debt                                             $   11,175          $   18,027
  Accounts payable                                                                    121,682             108,704
  Accrued liabilities                                                                  57,226              44,223
                                                                                   ----------          ----------
    TOTAL CURRENT LIABILITIES                                                         190,083             170,954
                                                                                   ----------          ----------

LONG-TERM DEBT                                                                        368,780             456,064
DEFERRED TAXES AND OTHER LONG-TERM LIABILITIES                                        102,486              97,182

SHAREHOLDERS' EQUITY                                                                  413,046             417,732
                                                                                   ----------          ----------
       TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                  $1,074,395          $1,141,932
                                                                                   ==========          ==========



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

SPARTECH CORPORATION
FOURTH QUARTER 2005 REVISED EARNINGS
ADD 4


                              SPARTECH CORPORATION

We believe that operating earnings, net earnings, and earnings per share excluding special items, which are non-GAAP measurements, are meaningful to investors because they provide a view of the Company with respect to ongoing operating results. Special items (restructuring & exit costs, fixed asset charges, impairment of goodwill, elimination of the corporate plane, the former CEO retirement, and the tax valuation allowance) represent significant charges that are important to an understanding of the Company's overall operating results in the periods presented. Such non-GAAP measurements are not recognized in accordance with generally accepted accounting principles (GAAP) and should not be viewed as an alternative to GAAP measures of performance. The following reconciles GAAP to non-GAAP measures for operating earnings, net income, and earnings per share excluding special items used within this release. Amounts are in thousand, except per share data.

                                                              Three Months Ended                            Fiscal Year
                                                         -------------------------------          ------------------------------
                                                          Oct. 29,             Oct. 30,            Oct. 29,            Oct. 30,
                                                            2005                 2004                2005                2004
                                                         ----------           ----------          ----------          ----------
                                                                                       (Unaudited)
Operating Earnings (GAAP)                                $   18,377           $   21,018          $   48,068          $   92,801

  Restructuring & Exit Costs, net                            (2,170)                  --              10,088                  --
  Fixed Asset Charge                                             72                  223              10,664                 223
  Impairment of Goodwill                                      4,468                   --               4,468                  --
  Former CEO Retirement                                          --                   --               3,645                  --
  Tax Valuation Allowance                                        --                   --                  --                  --
                                                         ----------           ----------          ----------          ----------
                                                              2,370                  223              28,865                 223
                                                         ----------           ----------          ----------          ----------
Operating Earnings Excluding
Special Items (Non-GAAP)                                 $   20,747           $   21,241          $   76,933          $   93,024
                                                         ==========           ==========          ==========          ==========

Net Earnings (GAAP)                                      $    5,164           $    9,126          $   12,191          $   42,063

  Restructuring & Exit Costs, net                            (1,052)                  --               6,634                  --
  Fixed Asset Charge                                             44                  138               6,624                 138
  Impairment of Goodwill                                      3,976                   --               3,976                  --
  Former CEO Retirement                                          --                   --               2,250                  --
  Tax Valuation Allowance                                     1,133                   --               1,133                  --
                                                         ----------           ----------          ----------          ----------
                                                              4,101                  138              20,617                 138
                                                         ----------           ----------          ----------          ----------
Net Earnings Excluding
Special Items (Non-GAAP)                                 $    9,265           $    9,264          $   32,808          $   42,201
                                                         ==========           ==========          ==========          ==========

Earnings Per Diluted Share
(GAAP)                                                   $      .16           $      .28          $      .38          $     1.32

  Restructuring & Exit Costs, net                              (.03)                  --                 .20                  --
  Fixed Asset Charge                                             --                   --                 .20                  --
  Impairment of Goodwill                                        .12                   --                 .12                  --
  Former CEO Retirement                                          --                   --                 .07                  --
  Tax Valuation Allowance                                       .04                   --                 .04                  --
                                                         ----------           ----------          ----------          ----------
                                                                .13                   --                 .63                  --
                                                         ----------           ----------          ----------          ----------
Earnings Per Diluted Share
Excluding Effect of Special Items
(Non-GAAP)                                               $      .29           $      .28          $     1.01          $     1.32
                                                         ==========           ==========          ==========          ==========


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